4,630,000 Shares
Atlas Financial Holdings, Inc.
Ordinary Shares
$0.003 par value per share
Underwriting Agreement
[•], 2013

Sandler O'Neill & Partners, L.P.
Canaccord Genuity Corp.,
as Representatives of the several Underwriters
named in Schedule I hereto,
c/o Sandler O'Neill & Partners, L.P.
919 Third Avenue, 6th Floor,
New York, New York 10022
Ladies and Gentlemen:
Atlas Financial Holdings, Inc., a Cayman Islands corporation (the “Company”), proposes to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”), for whom Sandler O'Neill & Partners, L.P. is acting as representative in the United States (the “U.S. Representative”) and Canaccord Genuity Corp. is acting as representative in Canada (the “Canadian Representative” and, together with the U.S. Representative, the “Representatives”), 1,500,000 ordinary shares, par value $0.003 per share (“Ordinary Shares”), of the Company, and the persons listed in Schedule II hereto (the “Selling Stockholders”) propose to sell to the Underwriters an aggregate of 3,130,000 restricted voting common shares, par value $0.003 per share (“Restricted Voting Shares”), of the Company, which, upon the disposition of such Restricted Voting Shares pursuant hereto will automatically convert into 3,130,000 Ordinary Shares (such aggregate of 4,630,000 Ordinary Shares, the “Firm Shares”), in each case subject to the terms and conditions stated herein. In addition, the Company proposes to sell to the Underwriters, at the election of the Underwriters, up to an aggregate of 694,500 additional Ordinary Shares subject to the terms and conditions stated herein (the “Optional Shares”) (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the “Shares”).
The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares in the United States upon the terms set forth in the U.S. Prospectus (as defined below) and in Canada upon the terms set forth in the Canadian Final Prospectus (as defined below), either directly or through their respective United States or Canadian broker-dealer affiliates, as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.
1.The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i)A registration statement on Form S-1 (File No. 333-183276) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; the Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information; and no stop order suspending the effectiveness of the Initial Registration Statement, any amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a “U.S. Preliminary Prospectus”; the various parts of the Initial Registration Statement, including the amendments thereto, the exhibits thereto, any schedules thereto, any documents incorporated by reference therein pursuant to Item 12 of Form S-1, and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “U.S. Prospectus”);
The Company has prepared and filed (i) an amended and restated preliminary short form prospectus dated •, 2013 (the “Canadian Preliminary Prospectus”) and (ii) a (final) short form prospectus dated •, 2013 (the “Canadian Final Prospectus”), relating to the offering of Shares hereunder, with the Ontario Securities Commission (the “OSC”) as principal regulator under Multilateral Instrument 11-102 - Passport System and the Canadian securities commissions (together with the Ontario Securities Commission, the “Canadian Qualifying Authorities”) of each of the Provinces of Alberta and British Columbia (together with the Province of Ontario, the “Canadian Qualifying Jurisdictions”), and has obtained a preliminary receipt dated •, 2013, issued by the Ontario Securities Commission, as principal regulator, with respect to the filing of the Canadian Preliminary Prospectus in the Canadian Qualifying Jurisdictions. The Company meets the criteria and has complied with the requirements of National Instrument 44-101 - Short Form Prospectus Distributions so as to be qualified to offer securities by way of a short form prospectus in the Canadian Qualifying Jurisdictions (an “Eligible Issuer”) and, on the date of and upon filing the Canadian Preliminary Prospectus and the Canadian Final Prospectus the Company was and will be, respectively, an Eligible Issuer, and there are no documents required to be filed under the Canadian Securities Laws (as defined below) in connection with the offering of Shares hereunder that were not or will not have been filed as at those respective dates.
Any amendment to the Canadian Final Prospectus that may be filed by or on behalf of the Company with the Canadian Qualifying Authorities in connection with the offering of Shares hereunder or delivered to the purchasers of the Shares or persons who were offered Shares after the Canadian Final Prospectus has been filed and prior to completion of distribution of the Shares is referred to herein collectively as the “Canadian Supplemental Material.”
The Canadian Preliminary Prospectus, the Canadian Final Prospectus and any Canadian Supplemental Material are herein referred to collectively as the “Canadian Offering Documents.”

(ii)No order preventing or suspending the use of any U.S. Preliminary Prospectus has been issued by the Commission, and each U.S. Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by such Underwriter directly or through the Representatives and used therein, it being understood that the only such information furnished by any Underwriter consists of the “Underwriters Information” as defined in Section 10(a) hereof;

(iii)The Registration Statement conforms, and each U.S. Preliminary Prospectus and the U.S. Prospectus and any further amendments or supplements to the Registration Statement, any U.S. Preliminary Prospectus or the U.S. Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; on the effective date and at any Time of Delivery (as defined in Section 5(a) hereof), the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and when filed and at any Time of Delivery, the U.S. Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by such Underwriter directly or through the Representatives and used therein, it being understood that the only such information furnished by any Underwriter consists of the “Underwriters Information” as defined in Section 10(a) hereof. Each U.S. Preliminary Prospectus and the U.S. Prospectus when filed, if filed by electronic transmission, pursuant to EDGAR (except as may be permitted by Regulation S-T under the Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares;

(iv)As of the Applicable Time, neither (i) any Issuer‑Represented General Use Free Writing Prospectuses issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer‑Represented Limited‑Use Free Writing Prospectus issued at or prior to the Applicable Time, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by such Underwriter directly or through the Representatives and used therein, it being understood that the only such information furnished by any Underwriter consists of the “Underwriters Information” as defined in Section 10(a) hereof. As used in this paragraph and elsewhere in this Agreement:
“Applicable Time” means ___:00 [a/p]m (Eastern time) on the date of this Agreement.
“Statutory Prospectus” as of any time means the most recent U.S. Preliminary Prospectus that is included in the Registration Statement immediately prior to the Applicable Time.
“Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) under the Act.
“Issuer-Represented General Use Free Writing Prospectus” means any Issuer Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule III to this Agreement.
“Issuer-Represented Limited‑Use Free Writing Prospectus” means any Issuer Represented Free Writing Prospectus that is not an Issuer Represented General Use Free Writing Prospectus.
(v)No order preventing or suspending the use of the Canadian Preliminary Prospectus or the Canadian Final Prospectus or preventing the distribution of the Shares has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened, by any Canadian Qualifying Authority.

(vi)Each delivery by the Company to the Underwriters of a Canadian Offering Document shall constitute a representation and warranty by the Company to the Underwriters that, as at the date of delivery:
(a)     all information and statements contained therein (the “Company Information”) are true and correct in all material respects;

(b)    the Company Information contained therein contains no misrepresentation (as such term is defined in Canadian Securities Laws) and no untrue, false or misleading statement of a material fact (as such term is defined in Canadian Securities Laws);

(c)     no material fact has been omitted from the Company Information contained therein which is required to be stated in the Company Information or is necessary to make any statement or information in the Company Information not false or misleading in light of the circumstances in which it was made;

(d)     the Company Information contained therein constitutes full, true and plain disclosure of all material facts relating to the Company and its subsidiaries taken as a whole and to the Shares and, in the case of any Canadian Supplemental Material, of all material facts which have occurred since the date of the Canadian Final Prospectus and which have not been previously disclosed in accordance with Canadian Securities Laws; and

(e)    each of the Canadian Offering Documents complies in all material respects with Canadian Securities Laws;

provided, however, that the representations and warranties contained in clauses (a) to (d) shall not apply to any information contained in or omitted from any Canadian Offering Document in reliance upon and in conformity with information furnished to the Company by or on behalf of any Underwriters directly or through the Representatives and used therein, it being understood that the only such information furnished by any Underwriter consists of “Underwriters' Information” as defined in Section 10(a)(i) hereof.
“Canadian Securities Laws” means the securities laws of each of the Canadian Qualifying Jurisdictions and the respective regulations and rules made and forms prescribed thereunder together with all applicable published policies, orders, rulings, instruments, blanket orders and notices of the securities commissions of the Canadian Qualifying Jurisdictions and the Canadian Securities Administrators applicable to the offering of

Shares hereunder.
The delivery of any Canadian Offering Document shall constitute the consent of the Company to the use of such Canadian Offering Document by the Underwriters for the offering of Shares hereunder. For purposes of this Agreement, all references to any Canadian Offering Document shall be deemed to include the copy filed with the Canadian Qualifying Authorities pursuant to the System for Electronic Document Analysis and Retrieval (“SEDAR”).
(vii)Each Issuer‑Represented Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representatives as described in Section 6(b), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter directly or through the Representatives expressly for use therein.

(viii)From the time of the initial filing of the Registration Statement with the Commission (or, if earlier, the first date on which the Company engaged directly or through any Person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”). The Company (A) has not engaged in any Testing-the-Waters Communication and (B) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications.
“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act.
“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act.

(ix)The Company meets the requirements to incorporate documents by reference in the Registration Statement pursuant to General Instruction VII to Form S-1 under the Act and the regulations of the Commission under the Act. Any reference to any U.S. Preliminary Prospectus or the U.S. Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-1 under the Act as of the date of such U.S. Preliminary Prospectus or the U.S. Prospectus, as the case may be. The documents incorporated by reference in the Registration Statement, the U.S. Prospectus and the General Disclosure Package, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the U.S. Prospectus or the General Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the 1934 Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated by reference in any U.S. Preliminary Prospectus or the U.S. Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the 1934 Act or the Act, as applicable, and the rules and regulations thereunder. The Company filed the Registration Statement with the Commission before using any free writing prospectus and each free writing prospectus was preceded or accompanied by the most recent U.S. Preliminary Prospectus satisfying the requirements of Section 10 under the Act;

(x)The Company is a reporting issuer in the Canadian Qualifying Jurisdictions and is not in default of any requirements of applicable Canadian Securities Laws.

(xi)The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(xii)This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal, and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The Company has full power and authority to enter into this Agreement and to authorize, issue and sell the Shares as contemplated by this Agreement; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken;

(xiii)Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the Nasdaq Stock Market LLC (“Nasdaq Stock Market”), FINRA or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect;

(xiv)Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, except as set forth or contemplated in the each of the General Disclosure Package, the U.S. Prospectus, the Canadian Final Prospectus and the Canadian Offering Documents, (A) there has not been any change in the capital stock or long‑term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, business prospects, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, taken as a whole, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(xv)No insurance agent appointed by the Company or any of its subsidiaries has ceased selling insurance policies on behalf of the Company or its subsidiaries or has indicated an interest in decreasing or ceasing the amount of insurance it sells on behalf of the Company or its subsidiaries or otherwise modifying its relationship with the Company or its subsidiaries, other than in the normal and ordinary course of business consistent with past practices;

(xvi)All reinsurance treaties and similar arrangements (including placement slips) to which the Company or any subsidiary is a party are in full force and effect and neither the Company nor any subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any material obligation, agreement, covenant or condition contained therein; neither the Company nor any subsidiary has received any notice from any of the other parties to such treaties or arrangements that such other party intends not to perform such treaty or arrangement and, to the knowledge of the Company, none of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement except to the extent adequately and properly reserved for in the audited historical financial statements of the Company included in or incorporated by reference in the Registration Statement, the U.S. Prospectus and the Canadian Final Prospectus;

(xvii)Except as disclosed in each of the Registration Statement, Time of Sale Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, the Company and its subsidiaries have made no material change in their insurance reserving practices since December 31, 2011;

(xviii)The reserves reflected on the statutory statements of each of American Country Insurance Company, American Service Insurance Company, Inc., and Gateway Insurance Company (collectively, the “Insurance Subsidiaries”), as of the dates specified in such statements, (A) were computed in accordance with presently accepted actuarial standards consistently applied and are fairly stated, in accordance with sound actuarial principles; (B) were based on actuarial assumptions that produce reserves at least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions; (C) met the requirements of the applicable insurance laws, rules and regulations of the State of Illinois, and are at least as great as the minimum aggregate amounts required by applicable law; and (D) included provision for all actuarial reserves and related statement items which should be established;

(xix)The statutory financial statements of the Insurance Subsidiaries are prepared for each relevant period in conformity with statutory accounting principles or practices required or permitted by the National Association of Insurance Commissioners and by the appropriate insurance department of the jurisdiction of domicile of each Insurance Subsidiary, respectively, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly in all material respects the statutory financial position of each Insurance Subsidiary as of the dates thereof, and the statutory basis results of operations of each Insurance Subsidiary for the periods covered thereby;

(xx)The Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, including insurance licenses, permits, easements, consents, certificates and orders of any governmental or self‑regulatory body (including, without limitation, of the insurance regulatory agencies of the various jurisdictions where it conducts its business) required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect in all material respects; the Company and each of its subsidiaries is in compliance in all material respects with all applicable federal, state, provincial, local and foreign laws, regulations, orders and decrees; there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that would reasonably be expected to result in the revocation, termination or suspension of any franchises, grants, authorizations, licenses, permits, easements, consents, or certificates that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by a subsidiary to the Company , other than those restrictions under statutory insurance laws and regulations governing the payment of dividends by the Company's subsidiaries described in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus;

(xxi)The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; and the Company and its subsidiaries have valid and marketable rights to lease or otherwise use all items of personal property material to the respective businesses of the Company and its subsidiaries, free and clear of all material liens, encumbrances, claims and defects;

(xxii)The Company has been duly incorporated and is validly existing as a financial services holding company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing does not have, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(xxiii)Each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing does not have, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; all of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned, directly or through other subsidiaries of the Company, by the Company, free and clear of any pledge, lien, encumbrance, claim or equity; the Company does not own or control, directly or indirectly, any corporation, association or other entity other than Camelot Services, Inc., Gateway Insurance Company and the subsidiaries listed in Exhibit 21 to the Company's Form 10-K filed with the Commission on March 26, 2012;

(xxiv)The Company has an authorized capitalization as set forth in each of the General Disclosure Package, the U.S. Prospectus under the caption “Capitalization,” and in the Canadian Final Prospectus under the caption “Consolidated Capitalization,” and all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and have been issued in compliance with federal and state securities laws and conform to the description of the capital stock contained in each of the General Disclosure Package, the U.S. Prospectus and the Canadian

Final Prospectus; and no such shares were issued in violation of the preemptive or similar rights of any security holder of the Company; and no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Company. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company's incorporation. The Company has no debt securities or preferred stock that is rated by any “nationally recognized statistical rating agency” (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act);

(xxv)The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform to the description of the Ordinary Shares contained in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights;

(xxvi)Except as described in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, (A) there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company and (B) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act or otherwise register any securities of the Company owned or to be owned by such person;

(xxvii)The execution and delivery of this Agreement, the issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, the “Agreements and Instruments”), nor will any such action (A) result in any violation of the provisions of the articles of incorporation or charter (as applicable) or by‑laws of the Company or any of its subsidiaries or any law, statute or any order, rule or regulation of any federal, state, provincial, local or foreign court, arbitrator, regulatory authority or governmental agency or body (each, a “Governmental Entity”) having jurisdiction over the Company or any of its subsidiaries or any of their properties or (B) constitute a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or other encumbrance upon any assets or operations of the Company or any subsidiary pursuant to, any of the Agreements and Instruments; and no consent, approval, authorization, order, registration or qualification of or with any such Governmental Entity is required for the execution and delivery of this Agreement, the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act and the 1934 Act, of the Shares, as may be required under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) and the Nasdaq Stock Market and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary;

(xxviii)Neither the Company nor any of its subsidiaries is (A) in violation of its memorandum of association, articles of association or incorporation, as applicable, charter, by-laws or other organizational documents, or (B) in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any of the Agreements and Instruments;

(xxix)The statements set forth in each of the General Disclosure Package and the U.S. Prospectus under the caption “Description of Securities,” insofar as they purport to constitute a summary of the terms of the capital stock of the Company and the rights, privileges, restrictions and conditions of the capital stock of the Company, and under the caption “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects, and the statements set forth in the Canadian Final Prospectus under the caption “Description of Securities Being Distributed”, insofar as they purport to constitute a summary of the terms of the capital stock of the Company, and under the caption “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete;

(xxx)The Ordinary Shares are listed on the TSX Venture Exchange (the “TSXV”), the Company is not in default of any listing requirements of the TSXV applicable to the Company, and the Company has taken no action designed to, or likely to have the effect of, de-listing the Ordinary Shares from the TSXV, nor has the Company received any notification that any Canadian securities regulatory authority or the TSXV is contemplating terminating such listing;

(xxxi)The financial statements included or incorporated by reference in each of the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, together with the supporting schedules, if any, and notes, present fairly (i) the consolidated financial condition of the Company and its subsidiaries at the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified, and (ii) the consolidated financial condition of Camelot Services, Inc. and its subsidiaries at the dates indicated and the consolidated results of operations and cash flows of Camelot Services, Inc. and its subsidiaries for the periods specified. Such financial statements and supporting schedules, if any, have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information included or incorporated by reference in each of the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's and the Canadian securities regulatory authorities' rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as set forth therein, no pro forma financial statements are required to be included in the Registration Statement, the General Disclosure Package, the U.S. Prospectus or the Canadian Final Prospectus under the Act, the rules and regulations thereunder, the Canadian Securities Laws or GAAP;

(xxxii)The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the 1934 Act) that comply with the requirements of the 1934 Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, a system of accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with the management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (C) access to assets is permitted only in accordance with the management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; except as disclosed in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, there are no material weaknesses in the Company's internal controls; the Company's auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting;

(xxxiii)The Company has established and maintains an effective system of “disclosure controls and procedures” (as such term is defined in Rule 13a‑15(e) and 15d‑15(e) under the 1934 Act). Such disclosure controls and procedures (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's chief executive officer and its chief financial officer by others within those entities to allow timely decisions regarding disclosures, (B) have been evaluated for effectiveness as of the end of the most recent fiscal quarter and (C) are effective to perform the functions for which they were established. The Company's independent registered public accounting firm and the Audit Committee of the Board of Directors of the Company have been advised of (1) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial data and (2) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal control over financial reporting. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting;
(xxxiv)Except for restrictions on writing new insurance business in the state of Connecticut or as described in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently relates to or restricts in any material respect the conduct of their business or that in any manner relates to their capital adequacy, credit policies or management (each, a “Regulatory Agreement”), nor has the Company or any of its subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. Except as described in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, the Company and its subsidiaries are each in substantial compliance with all Regulatory Agreements, and there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries which, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect. As used herein, the term “Regulatory Agency” means any Governmental Entity having supervisory or regulatory authority with respect to the Company or any of its subsidiaries, including, but not limited to, any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits;

(xxxv)Except as disclosed in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, the Company and its subsidiaries are conducting their respective businesses in compliance with all statutes, laws, rules, regulations, judgments, decisions, directives, orders and decrees of any Governmental Entity applicable to them, except where the failure to so comply would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(xxxvi)Other than as set forth in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, there are no legal or governmental actions, suits, investigations or proceedings before or by any Governmental Entity, now pending or, to the best of the Company's knowledge, threatened or contemplated by Governmental Entities or threatened by others, to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject (A) that are required to be disclosed in the Registration Statement by the Act or by the rules and regulations of the Commission thereunder or that are required to be disclosed in the Canadian Final Prospectus and not disclosed therein or (B) which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and there are no contracts or documents of the Company or any of its subsidiaries that are required to be described in the Registration Statement or to be filed as exhibits thereto by the Act or by the rules and regulations of the Commission thereunder or that are required to be described in the Canadian Final Prospectus or to be filed pursuant to the Canadian Securities Laws which have not been so described and filed;

(xxxvii)Each of the Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, provincial, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by the Company or its subsidiaries; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect;

(xxxviii)The Company and its subsidiaries (a) are, and at all times since December 31, 2010 were, in compliance with any and all applicable federal, state, provincial, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release (as defined below) or threat of Release of Hazardous Materials (collectively, “Environmental Laws”), (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (d) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (e) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law, and there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except for any such matter, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, (a) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (b) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, including the Release or threat of Release of Hazardous Materials, that could reasonably be expected to have a Material Adverse Effect and (c) none of the Company and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws;

(xxxix)There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company and its subsidiaries, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability to the Company under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure;

(xl)The statistical and market related data contained in each of the General Disclosure Package, the U.S. Prospectus, the Registration Statement and the Canadian Final Prospectus are based on or derived from sources which the Company believes are reliable and accurate;

(xli)Neither the Company nor any affiliate of the Company nor any person acting on their behalf has taken, nor will the Company or any affiliate or any person acting on their behalf take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(xlii)The Company is not and, after giving effect to the offering and sale of the Shares, and after receipt of payment for the Shares and the application of such proceeds as described in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”);

(xliii)Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

(xliv)Each of KPMG LLP, Johnson Lambert & Co. LLP and Brown Smith Wallace LLC, who have certified the financial statements and supporting schedules of the Company and its subsidiaries, included in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus is an independent registered public accounting firm as required by the Act and the 1934 Act, the rules and regulations of the Commission, the Public Company Accounting Oversight Board thereunder and the Canadian Securities Laws, and such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 with respect to the Company;

(xlv)No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus;

(xlvi)The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged; all policies of insurance insuring the Company or any of its subsidiaries are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; neither the Company not any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made to continue such insurance; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth or contemplated in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus;

(xlvii)The Company has filed all material foreign, federal, state and local tax returns that are required to be filed or is eligible for, and has requested, extensions thereof, except as set forth or contemplated in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus and has paid all material taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or except as set forth or contemplated in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus;

(xlviii)No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as set forth or contemplated in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus;

(xlix)Each “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, any of the subsidiaries or their “ERISA Affiliates” (as defined below) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations including with ERISA and the Code (defined below); “ERISA Affiliate” means, with respect to the Company or any subsidiary, any member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any “employee benefit plan” excluding transactions effected pursuant to a statutory or administrative exemption that could reasonably be expected to result in a material liability to the Company or its subsidiaries; no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, any of the subsidiaries or any of their ERISA Affiliates; no “employee benefit plan” established or maintained by the Company, any of the subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA); none of the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (B) Sections 412, 4971, 4975 or 4980B of the Code; each “employee benefit plan” established or maintained by the Company, any of the subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred whether by action or failure to act, which would cause the loss of such qualification; there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any “employee benefit plan” that could reasonably be expected to result in material liability to the Company or its subsidiaries; none of the following events has occurred or is reasonably likely to occur: (x) a material increase in the aggregate amount of contributions required to be made to all “employee benefit plans” by the Company or its subsidiaries in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries' most recently completed fiscal year; or (y) a material increase in the Company and its subsidiaries' “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company and its subsidiaries' most recently completed fiscal year;

(l)The Company and its subsidiaries own, or have valid, binding enforceable and sufficient licenses or other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct their business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus or otherwise necessary or used in connection with the commercialization of the existing products of the Company and its subsidiaries and the products described in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus as being under development (collectively, the “Company Intellectual Property”); except as would not reasonably be expected to have a Material Adverse Effect, the Company Intellectual Property is valid, subsisting and enforceable; the Company and its subsidiaries, and to the Company's knowledge, their licensors, have complied with the duty of candor and disclosure of the U.S. Patent and Trademark Office and any similar foreign intellectual property office (collectively, the “Patent Offices”); to the Company's knowledge, neither the Company nor its subsidiaries have infringed or otherwise violated any intellectual property rights of any third person or have breached any contract in connection with which any Company Intellectual Property is provided to the Company and its subsidiaries; neither the

Company nor any of its subsidiaries is obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with the Company Intellectual Property other than as disclosed in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus; no person has asserted or threatened to assert any claim against, or notified, the Company (or any of its subsidiaries) that (A) the Company or any of its subsidiaries has infringed or otherwise violated any intellectual property rights of any third person, (B) the Company or any of its subsidiaries is in breach or default of any contract under which any Company Intellectual Property is provided, (C) such person will terminate a contract described in clause (B) or adversely alter the scope of the rights provided thereunder or (D) otherwise concerns the ownership, enforceability, validity, scope, registrability, interference, use or the right to use, any Company Intellectual Property (other than a patent office review of pending applications in the ordinary course) in each such case as would reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company no third party is infringing or otherwise violating any of the Company Intellectual Property owned by the Company or any of its subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect;

(li)Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(lii)To the knowledge of the Company, no director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries made any payment of funds to the Company or any of its subsidiaries or received or retained funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, that is not described in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus as required;

(liii)The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;

(liv)No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Act to be described in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus and that is not so described;

(lv)Except as described in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses;

(lvi)The Company and, to the knowledge of the Company, each of the Company's directors and officers, in their capacities as such, is in compliance with the provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder applicable to it; and the Company is in compliance with the applicable rules and regulations of the TSXV and the Nasdaq Stock Market;

(lvii)Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares;

(lviii)The information contained in the Registration Statement, the U.S. Prospectus and the Canadian Final Prospectus regarding the Company's expectations, plans and intentions, and any other information that constitutes “forward-looking” information within the meaning of the Act and the 1934 Act or the Canadian Securities Laws were made by the Company on a reasonable basis and reflect the Company's good faith belief or estimate of the matters described therein;

(lix)Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares contemplated hereby shall be deemed a representation and warranty by the Company to each Underwriter and shall be deemed to be a part of this Section 1 and incorporated herein by this reference;

(lx)There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the U.S. Prospectus, the General Disclosure Package and the Canadian Final Prospectus; the Company has not directly or indirectly extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company;

(lxi)Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Act or the rules and regulations promulgated thereunder with the offer and sale of the Shares pursuant to the Registration Statement; and except as disclosed in the U.S. Prospectus and the General Disclosure Package, neither the Company nor any of its affiliates has sold or issued any security during the six−month period preceding the date of the U.S. Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulations D or S under the Act, other than Ordinary Shares issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the U.S. Prospectus and the General Disclosure Package;

(lxii)The Shares have been approved for listing on the TSXV and the NASDAQ Capital Market (“NASDAQ”), subject to notice of issuance;

(lxiii)None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S.

Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(lxiv)At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Act;

(lxv)As of the time of filing of the Registration Statement and any post-effective amendment thereto and any Time of Delivery, the Company was a “smaller reporting company,” as defined in Rule 12b-2 of the 1934 Act;

(lxvi)with respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the 1934 Act and all other applicable laws and regulatory rules or requirements, including the Canadian Securities Laws, the rules of the NASDAQ Stock Market and any other exchange on which Company securities are traded, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and, if required, disclosed in the Company's filings with the Commission in accordance with the 1934 Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects; and

(lxvii)Equity Transfer and Trust Company, at its principal offices in the City of Toronto, Ontario, Canada is the duly appointed registrar and transfer agent of the Company with respect to the Ordinary Shares.

2.    Each Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, as of the Applicable Time, as of each Time of Delivery, that:

(i)Neither the Registration Statement, the General Disclosure Package, the U.S. Prospectus nor the Canadian Final Prospectus, nor any amendments or supplements thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall only apply to statements or omissions made in reliance upon and in conformity with information relating to the Selling Stockholders furnished in writing by or on behalf of the Selling Stockholders expressly for use therein (the “Selling Stockholder Information”). The Selling Stockholders are not prompted to sell the Shares to be sold by them hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the General Disclosure Package, the U.S. Prospectus or the Canadian Final Prospectus;

(ii)This Agreement has been duly authorized, executed and delivered by each Selling Stockholder, and constitutes a valid, legal, and binding obligation of each Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. Each Selling Stockholder has full power and authority to enter into this Agreement and to sell the Shares as contemplated by this Agreement; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken;

(iii)Subject only to the approval of the TSXV to release Shares from escrow, the Selling Stockholders have, and at the Closing Time will have, valid title to the Shares to be sold by them free and clear of all security interests, claims, liens, constructive trusts, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholders or a valid security entitlement in respect of such Shares;

(iv)Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Selling Stockholders of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect;

(v)The execution and delivery of this Agreement, the sale of the Shares by the Selling Stockholders and the compliance by the Selling Stockholders with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Selling Stockholders or any of their affiliates are a party or by which the Selling Stockholders or any of their affiliates are bound or to which any of the property or assets of the Selling Stockholders or any of their affiliates are subject, nor will any such action result in any violation of the provisions of the articles of incorporation or charter (as applicable) or by‑laws of the Selling Stockholders or any of their affiliates or any law, statute or any order, rule or regulation of any Governmental Entity having jurisdiction over the Selling Stockholders or any of their affiliates or any of their properties;

(vi)Neither the Selling Stockholders nor their affiliates nor any person acting on their behalf has taken, nor will the Selling Stockholders or any affiliate or any person acting on their behalf take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(vii)Upon payment of the purchase price for the Shares to be sold by the Selling Stockholders pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or to CDS Clearing and Depository Services Inc. (“CDS”) or such other nominee as may be designated by The Depository Trust Company (“DTC”) or CDS (unless delivery of such Shares is unnecessary because such Shares are already in possession of Cede, CDS or such other nominee), registration of such Shares in the name of Cede or CDS or such other nominee (unless registration of such Shares is unnecessary because such Shares are already registered in the name of Cede, CDS or such other nominee), and the crediting of such Shares on the books of DTC or CDS to Shares accounts (within the meaning of Section 8-501(a) of the UCC) of the Underwriters (assuming that neither DTC, CDS nor any such Underwriter has notice of any “adverse claim,” within the meaning of Section 8-105 of the Uniform Commercial Code then in effect in the State of New York (“UCC”), to such Shares), (A) under Section 8-501 of the UCC, the Underwriters will acquire a valid “security entitlement” in respect of such Shares and (B) no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Stockholders may assume that when such payment, delivery (if necessary) and crediting occur, (I) such Shares will have been registered in the name of Cede or CDS, or another nominee designated by DTC or CDS, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (II) DTC or CDS will be registered as a “clearing corporation,” within the meaning of Section 8-102 of the UCC, (III) appropriate entries to the accounts of the several Underwriters on the records of DTC or CDS will have been made pursuant to the UCC, (IV) to the extent DTC, CDS or any other Shares intermediary which acts as “clearing corporation” with respect to the Shares, maintains any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) in a clearing corporation pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of DTC, CDS or such Shares intermediaries and the ownership interest of the Underwriters, (V) claims of creditors of DTC, CDS or any other Shares intermediary or clearing corporation may be given priority to the extent set forth in Section 8-511(b) and 8-511(c) of the UCC and (VI) if at any time DTC, CDS or other securities intermediary does not have sufficient Shares to satisfy claims of all of its entitlement holders with respect thereto then all holders will share pro rata in the Shares then held by DTC, CDS or such securities intermediary;

(viii)Except as described in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, the Selling Stockholders do not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement;

(ix)The Selling Stockholders have not prepared or had prepared on their behalf or used or referred to, any “free writing prospectus” (as defined in Rule 405), and have not distributed any written materials in connection with the offer or sale of the Shares; and

(x)Neither Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with any member firm of FINRA or is a person associated with a member (within the meaning of the FINRA By-Laws) of FINRA.

3.Subject to the terms and conditions herein set forth, (a) the Company and each Selling Stockholder, severally and not jointly, agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price per share of $[•], that proportion of the total number of Firm Shares set forth opposite the name of the Company or such Selling Stockholder in Schedule II hereto, as applicable, which the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares to be purchased by the Underwriters, in each case as determined by the Representatives and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 3, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, (i) the numerator of which is the product of (x) the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and (y) the maximum number of Optional Shares the Company has agreed to sell, and (ii) the denominator of which is the product of (x) the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder and (y) the maximum number of Optional Shares that the Company has agreed to sell hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to 694,500 Optional Shares, at the purchase price per share set forth in the paragraph above less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised in whole or in part from time to time only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5(a) hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.
It is understood that each Underwriter has authorized the Representatives, for such Underwriter's account, to accept delivery of, receipt for, and make payment of the purchase price for, the Firm Shares and the Optional Shares, if any, which such Underwriter has agreed to purchase. Sandler O'Neill & Partners, L.P., individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Firm Shares or the Optional Shares, if any, to be purchased by any Underwriter whose funds have not been received by the Representatives by the relevant Time of Delivery but such payment shall not relieve such Underwriter from its obligations hereunder.
4.Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the U.S. Prospectus and the Canadian Final Prospectus.

5.(a)    The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours prior notice to the Company shall be delivered by or on behalf of the Company and the Selling Stockholders to (i) in the case of Shares delivered to the U.S. Representative, through the facilities of the DTC, and (ii) in the case of Shares delivered to the Canadian Representative, through the facilities of CDS, in each case for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to the accounts specified by the Company and the Selling Stockholders, to the Representatives at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the respective offices of DTC or CDS or their respective designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., Eastern Time, on [•], 2013 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery,” such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”
(a)The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant hereto, will be delivered at the offices of Sidley Austin LLP (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at _____ p.m., Eastern Time, on the Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York and Toronto are generally authorized or obligated by law or executive order to close.

6.The Company agrees and, as specified in this Section 6, each of the Selling Stockholders agrees, with each of the Underwriters:

(a)To prepare the U.S. Prospectus and the Canadian Final Prospectus in a form approved by you and to file the U.S. Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act and to file the Canadian Final Prospectus pursuant to the Canadian Securities Laws with the Ontario Securities Commission as principal regulator forthwith following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, U.S. Prospectus or the Final Canadian Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or the Canadian Final Prospectus has been filed or becomes effective or any supplement to the U.S. Prospectus or any amended U.S. Prospectus or Canadian Supplemental Material has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission or any Canadian Qualifying Authority of any stop order or of any order preventing or suspending the use of any U.S. Preliminary Prospectus, Issuer-Represented Free Writing Prospectus, U.S. Prospectus or Canadian Offering Document, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any U.S. Preliminary Prospectus, any Issuer-Represented Free Writing Prospectus, U.S. Prospectus or Canadian Offering Document or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any U.S. Preliminary Prospectus, Issuer-Represented Free Writing Prospectus, U.S. Prospectus or Canadian Offering Document or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

(b)If at any time following issuance of an Issuer‑Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer‑Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Representatives so that any use of such Issuer‑Represented Free‑Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer‑Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter directly or through the Representatives expressly for use therein.

(c)The Company and each Selling Stockholder represents and agrees that, unless it obtains the prior written consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior written consent of each of the Company, the Selling Stockholder and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Act, required to be filed with the Commission or retained by the Company under Rule 433. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company and each Selling Stockholder represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company and each Selling Stockholder represents that it has satisfied the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(d)Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(e)Prior to 10:00 a.m., Eastern Time, on the Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters, without charge, copies of the U.S. Prospectus in New York City and copies of the Canadian Final Prospectus in Toronto, Ontario in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of the period when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Act and if at such time any event shall have occurred as a result of which the U.S. Prospectus or the Canadian Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such U.S. Prospectus or the Canadian Final Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the U.S. Prospectus or Canadian Final Prospectus in order to comply with the Act or the Canadian Securities Laws, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended U.S. Prospectus or a supplement to the U.S. Prospectus or an amended Canadian Final Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the U.S. Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented U.S. Prospectus complying with Section 10(a)(3) of the Act;

(f)To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited)

complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

(g)During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the U.S. Prospectus, not to, and not to allow any of its directors or executive officers to, offer, sell, agree to sell, contract to sell hypothecate, pledge, grant any option to purchase, make any short sale, or otherwise dispose of or hedge, directly or indirectly, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement) or publicly announce an intention to effect any such transaction, without your prior written consent; provided, however, that if: (1) during the last 17 days of such 180-day period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of such 180-day period, the Company announces that it will release earnings results during the 16-day-period beginning on the last day of such 180-day period, the restrictions imposed by this Section 6(g) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event;

(h)During the period from the date of this Agreement until the completion of distribution of the Shares, the Company shall promptly deliver notice to the Representatives with full particulars, of:

(i)any material change (as such term is defined in Canadian Securities Laws), whether actual, anticipated, contemplated, proposed or threatened;

(ii)any change (whether actual, anticipated, contemplated, proposed or threatened) in a material fact (as such term is defined in Canadian Securities Laws) contained in any of the Canadian Offering Documents which is of such a nature as to result in, or could reasonably be expected to result in, a misrepresentation (as such term is defined in Canadian Securities Laws) in the Canadian Offering Documents or to render any Canadian Offering Documents not in compliance with any of the laws of the Canadian Qualifying Jurisdictions; or

(iii)any material fact (whether actual, anticipated, contemplated, proposed or threatened) that would have been required to be stated in any Canadian Offering Document had the material fact arisen on or prior to the date of the Canadian Offering Document.

The Company shall, to the satisfaction of the Underwriters, acting reasonably, prepare and file with the Canadian Qualifying Authorities, promptly and, in any event, within all applicable time limitation periods with the Canadian Qualifying Authorities, a new or amended prospectus or other Canadian Supplemental Material as required under Canadian Securities Laws and shall comply with all other applicable filing and other requirements under Canadian Securities Laws and the TSXV as are necessary to continue to qualify the Shares for distribution as a result of such material change, material fact, change in a material fact or other change or as might otherwise be required under Canadian Securities Laws, except that the Company shall not file any new or amended prospectus or other Canadian Supplemental Material without first allowing the Representatives to participate fully in the preparation of such documents and to conduct such due diligence as the Underwriters may reasonably require to fulfill the Underwriters' obligations, enquiries, searches, investigations and examinations in order to enable the Underwriters to responsibly execute any certificate in any Canadian Supplemental Material.

The Company shall in good faith discuss with the Underwriters as promptly as possible any circumstance or event which is of such a nature that there is or ought to be consideration given as to whether there may be a material change, a material fact, or change in a material fact or other change for the purposes of this Section 6(h).
(i)To file with the SEC and SEDAR, within the time limits required under the 1933 Act and the rules and regulations thereunder and Canadian Securities Law (or that would be required, in the event the Company is not required to make such filings), after the end of each fiscal year, an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

(j)During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, any Canadian securities regulatory authority, or any national or international securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

(k)To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus under the caption “Use of Proceeds”;

(l)If the Company elects to rely on Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(m)To use its best efforts to effect and maintain the listing of the Shares on NASDAQ, to maintain the listing of the Shares on the TSXV and remain a reporting issuer in the Canadian Qualifying Jurisdictions;

(n)To file with the Commission such information on Form 10-K or Form 10-Q as may be required by Rule 463 under the Act; and

(o)To comply, and to use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder.

(p)The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Act and (ii) completion of the 180-day restricted period referred to in Section 6(g).

(q)If the U.S. Representative, in its sole discretion, agrees to release or waive the restrictions set forth in a lock-up agreement described in Section 6(g) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver, including the number of Shares with respect to which the waiver or release applies and the effective date thereof, by press release through a major news service at least two business days before the effective date of the release or waiver.

7.The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the reasonable out-of-pocket expenses incurred by the Underwriters in connection with the transactions contemplated hereby (regardless of whether the sale of the Shares is consummated), including, without limitation, disbursements, fees and expenses of the Underwriters' counsel and marketing, syndication and travel expenses; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any U.S. Preliminary Prospectus, any Permitted Free Writing Prospectus, the U.S. Prospectus and the Canadian Offering Documents and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing any agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iv) all fees and expenses in connection with listing the Shares on NASDAQ; (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by FINRA of the terms of the sale of the Shares in an amount not to exceed $10,000; (vii) the cost of preparing stock certificates; (viii) the cost and charges of any transfer agent or registrar; and (ix) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section 7.

8.The Selling Stockholders and the Company covenant and agree with the several Underwriters that the Selling Stockholders or the Company will pay or cause to be paid the following: (i) any stamp and other duties and stock and other transfer taxes, if any, payable upon the sale of the Shares to the Underwriters and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their counsel and other advisors. The provisions of this Section 8 shall not affect any agreement that the Company and the Selling Stockholders have made or may make for the sharing of such costs and expenses.

9.The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)The U.S. Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof (or a post-effective amendment shall have been filed and declared effective in accordance with the requirements of Rule 430A); if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Eastern Time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements;

(b)The Canadian Preliminary Prospectus and the Canadian Final Prospectus shall have been filed pursuant to the Canadian Securities Laws and the Company shall have received a receipt issued by the OSC in its capacity as principal regulator pursuant to National Policy 11-202 - Process for Prospectus Reviews in Multiple Jurisdictions of the Canadian Securities Administrators for each of the Canadian Preliminary Prospectus (the “Preliminary Receipt”) and the Canadian Final Prospectus (the “Final Receipt”), qualifying the Shares for distribution in the Qualifying Jurisdictions, and neither the Preliminary Receipt nor the Final Receipt shall be invalid or have been revoked or rescinded by any of the Canadian Qualifying Authorities;

(c)The Representatives shall have received satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions;

(d)Sidley Austin LLP, counsel for the Underwriters, shall have furnished to you their written opinion, dated such Time of Delivery, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(e)Conyers, Dill & Pearman, Cayman counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II-A hereto and to such further effect as the Representatives may reasonably request;

(f)Norton Rose Canada LLP, Canadian counsel for the Company, and from local counsel (in respect of matters governed by laws of jurisdictions where the Company's Canadian counsel is not qualified to practice), shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II-B hereto and to such further effect as the Representatives may reasonably request;

(g)Ellenoff Grossman & Schole LLP, United States special securities counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II-C hereto and to such further effect as the Representatives may reasonably request;

(h)Norton Rose Canada LLP, counsel for the Selling Stockholders, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex III hereto and to such further effect as the Representatives may reasonably request;

(i)On the date of the U.S. Prospectus and the date of the Canadian Final Prospectus, at a time prior to the execution of this Agreement, at 9:30 a.m., Eastern Time, on the effective date of any post‑effective amendment to the Registration Statement or the Canadian Final Prospectus filed subsequent to the date of this Agreement and also at each Time of Delivery, Johnson Lambert & Co. LLP, auditor of the

Company, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement or the Canadian Final Prospectus and as of each Time of Delivery is attached as Annex I(b) hereto);

(j)On the date of the U.S. Prospectus and the date of the Canadian Final Prospectus, at a time prior to the execution of this Agreement, at 9:30 a.m., Eastern Time, on the effective date of any post‑effective amendment to the Registration Statement or the Canadian Final Prospectus filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG LLP, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(c) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement or the Canadian Final Prospectus and as of each Time of Delivery is attached as Annex I(d) hereto);

(k)On the date of the U.S. Prospectus and the date of the Canadian Final Prospectus, at a time prior to the execution of this Agreement, at 9:30 a.m., Eastern Time, on the effective date of any post‑effective amendment to the Registration Statement or the Canadian Final Prospectus filed subsequent to the date of this Agreement and also at each Time of Delivery, Brown Smith Wallace LLC, auditor of Camelot Services, Inc., shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(e) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement or the Canadian Final Prospectus and as of each Time of Delivery is attached as Annex I(f) hereto);

(l)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Offering Documents any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the U.S. Prospectus and the Canadian Offering Documents, and (ii) since the respective dates as of which information is given in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Offering Documents there shall not have been any change in the capital stock or long‑term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Offering Documents, the effect of which, in any such case described in Clause (i) or (ii) above, is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in each of the General Disclosure Package, the U.S. Prospectus and the Canadian Offering Documents;

(m)As of the date hereof, A.M. Best Company has assigned a financial strength rating of “B” (Fair) (under review with negative implications) to each of the Company's individual and pooled Insurance Subsidiaries. On or after the date hereof (i) no downgrading or other negative development shall have occurred in the rating accorded the Company's or any of the Insurance Subsidiaries financial strength by A.M. Best Company or any other “nationally recognized statistical rating organization,” as that term is defined by the SEC for purposes of Rule 436(g)(2) under the Act (whether or not such negative development has been publicly announced by A.M. Best Company), and (ii) except as described in the General Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus, no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or any of its Insurance Subsidiaries' financial strength;

(n)On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Company's securities on the TSXV or the NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof, or any other calamity or crisis, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the U.S. Prospectus and the Canadian Final Prospectus;

(o)The Shares to be sold at such Time of Delivery shall have been approved for listing on the TSXV and the NASDAQ;

(p)The Company has obtained and delivered to the Underwriters executed copies of an agreement from the stockholders, officer and directors listed on Schedule IV hereto, substantially to the effect set forth in Section 6(g) hereof in form and substance satisfactory to you;

(q)The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the Business Day next succeeding the date of this Agreement; and

(r)The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you certifying that the representations and warranties of the Company herein at and as of such Time of Delivery are true and correct with the same force and effect as though expressly made at the Time of Delivery, and that the Company has performed all of its obligations hereunder to be performed at or prior to such Time of Delivery, the satisfaction of the conditions set forth in subsections (a) and (i) of this Section and as to such other matters as you may reasonably request.

(s)The Selling Stockholders shall have furnished or caused to be furnished by an Attorney-in-Fact acting on behalf of the Selling Stockholders at such Time of Delivery certificates satisfactory to you certifying that the representations and warranties of the Selling Stockholders herein at and as of such Time of Delivery are true and correct with the same force and effect as though expressly made at the Time of Delivery, and that the Selling Stockholders have performed all of their obligations hereunder to be performed at or prior to such Time of Delivery and as to such other matters as you may reasonably request.

(t)All proceedings taken by the Company and the Selling Stockholders in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Representatives.

10.(a)    (i) The Company and the Selling Stockholders shall, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in (A) any U.S. Preliminary Prospectus, the Registration Statement, the General Disclosure Package, the U.S. Prospectus or any individual Issuer-Represented Limited‑Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, (B) the Canadian Offering Documents or (C) any materials or information provided to investors by, or with the approval of, the Company or the Selling Stockholders in connection with the marketing of the offering of the Shares, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or, in each of cases (A), (B) and (C), arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Stockholders shall not have any obligation to indemnify the Underwriters hereunder for any losses, claims, damages or liabilities (or actions in respect thereof) to the extent arising out of or based upon statements not known to the persons set forth on Schedule V hereto to be untrue, or omissions of material facts not known to such persons (other than statements or omissions relating to Selling Stockholder Information, as to which this proviso shall have no effect); provided, further, that the Company and the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any U.S. Preliminary Prospectus, the Registration Statement, the General Disclosure Package, the U.S. Prospectus or any individual Issuer-Represented Limited‑Use Free Writing Prospectus or in any written materials provided to investors by the Underwriters in connection with the marketing of the offering of the Shares, including any roadshow or investor presentations made to investors (whether in person or electronically), when considered together with the General Disclosure Package, or any such amendment or supplement or the Canadian Offering Documents in reliance upon and in conformity with information furnished to the Company by any Underwriter directly or through the Representatives and used therein (provided that the Company and the Underwriters hereby acknowledge and agree that the only information that the Underwriters have furnished to the Company specifically for inclusion in any U.S. Preliminary Prospectus, the Registration Statement, the General Disclosure Package, the U.S. Prospectus or any individual Issuer-Represented Limited‑Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto or the Canadian Offering Documents, are (i) the names of the Underwriters and the number of Shares being purchased by each Underwriter hereby, (ii) the concession and reallowance figures appearing in the U.S. Prospectus in the section entitled “Underwriting,” (iii) the last sentence of the first paragraph under the “Commission and Expenses” subheading in the section entitled “Underwriting” relating to the fact that the Underwriters may change the offering price, concessions and other selling terms, (iv) the paragraph under the “Stabilization” subheading in the section entitled “Underwriting” relating to stabilization transactions, over-allotment transactions, syndicate covering transactions and penalty bids in which the Underwriters may engage, (v) the first and third sentences of the second paragraph under the “Commission and Expenses” subheading in the section entitled “Underwriting” relating to the effecting of stabilization transactions, syndicate covering transactions and penalty bids, and the Underwriters' statement that they make no representation or prediction as to the effect that the transactions may have on the price of the Ordinary Shares, and (vi) the statements relating to selling concessions, stabilization and the fact that the Underwriters may change the offering price, concessions and other selling terms, transactions under the section entitled “Plan of Distribution” in the Canadian Final Prospectus (collectively, the “Underwriters' Information”); provided, further, that in no event shall the Selling Stockholders be required to make indemnity payments hereunder in excess of their aggregate net proceeds from the offering (before deducting expenses).

(b)    Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and the Selling Stockholders against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in (A) any U.S. Preliminary Prospectus, the Registration Statement, the General Disclosure Package, the U.S. Prospectus, or any individual Issuer-Represented Limited‑Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto or the Canadian Offering Documents, or (B) any written materials provided to investors by any Underwriter in connection with the marketing of the offering of the Shares, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), which, in each of cases (A) and (B), arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any U.S. Preliminary Prospectus, the Registration Statement, the General Disclosure Package, the U.S. Prospectus or any individual Issuer-Represented Limited‑Use Free Writing Prospectus or in any written materials provided to investors by any Underwriter in connection with the marketing of the offering of the Shares, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), when considered together with the General Disclosure Package, or any such amendment or supplement or the Canadian Offering Documents, in reliance upon and in conformity with written information furnished to the Company by such Underwriter directly or through the Representatives and used therein, provided that the Company and the Underwriters hereby acknowledge and agree that the only information that the Underwriters have furnished to the Company specifically for inclusion in any U.S. Preliminary Prospectus, the Registration Statement, the General Disclosure Package, the U.S. Prospectus or any individual Issuer-Represented Limited‑Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto or the Canadian Offering Documents, are the Underwriters' Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, except to the extent the indemnifying party is prejudiced in its ability to defend such action as a result of the omission to notify the indemnifying party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii)

does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)     If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts, fees and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)    The obligations of the Company and the Selling Stockholders under this Section 10 shall be in addition to any liability which the Company and Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls (within the meaning of the Act) any Underwriter, or any of the respective partners, directors, officers and employees of any Underwriter or any such controlling person; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) solely in his or her capacity as a director, each officer of the Company who signs the Registration Statement, solely in his or her capacity as an officer, and to each person, if any, who controls the Company or the Selling Stockholders, within the meaning of the Act.

11.(a)     If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty‑six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty‑six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the U.S. Prospectus or the Canadian Final Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement, the U.S. Prospectus or the Canadian Final Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 11 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one‑tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non‑defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non‑defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)     If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in Section 11(a) hereof, the aggregate number of such Shares which remains unpurchased exceeds one‑tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 11(b) hereof to require non‑defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company as provided in Section 7 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12.The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Selling Stockholders, or any officer or director or controlling person of the Company or the Selling Stockholders, and shall survive delivery of and payment for the Shares.

13.If this Agreement is terminated pursuant to Section 11 hereof, the Company shall not then be under any liability to any Underwriter or Selling Stockholder except as provided in Sections 7 and 10 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company or the Selling Stockholders as provided herein, the Company or the Selling Stockholders, as applicable, will reimburse the Underwriters through you for all out-of-pocket expenses, including fees and disbursements of counsel, incurred by the Underwriters in connection with the transactions contemplated hereby, including, without limitation, marketing, syndication and travel expenses incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter except as provided in Sections 7 and 10 hereof.

14.The Company and each Selling Stockholder acknowledges and agrees that:

(a)    in connection with the sale of the Shares, the Underwriters have been retained solely to act as underwriters, and no fiduciary, advisory or agency relationship between the Company or the Selling Stockholders and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement;
(b)    the price of the Shares set forth in this Agreement was established following discussions and arms-length negotiations between the Company, the Selling Stockholders and the Underwriters, and the Company and each Selling Stockholder is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;
(c)    it has been advised that the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Stockholders and that the Underwriters have no obligation to disclose such interests and transactions to the Company or the Selling Stockholders by virtue of any fiduciary, advisory or agency relationship; and
(d) it waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company or the Selling Stockholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Selling Stockholders, including stockholders, employees or creditors of the Company or the Selling Stockholders.
15.In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or any standard form of telecommunication to the U.S. Representative at 1251 Avenue of the Americas, 6th Floor, New York, NY 10020, Attention: General Counsel (fax: (212) 466-7996), with a copy to the Canadian Representative at Brookfield Place, 161 Bay Street, Suite 3000, P.O. Box 516, Toronto, Ontario M5J 251, Canada, Attention: James Merkur (fax: 416-869-3876); if to the Company shall be delivered or sent by mail or any standard form of telecommunication to the address of the Company set forth in the Registration Statement, Attention: Scott Wollney, CEO (fax: 847-228-2580); and if to the Selling Stockholders shall be sent by mail or any standard form of telecommunication to Kingsway America Inc., 150 Pierce, 6th Floor, Itasca, IL 60143, Attention: General Counsel (fax: 847-952-7079),

provided, however, that any notice to an Underwriter pursuant to Section 10(c) hereof shall be delivered to such Underwriter at its address set forth in its Underwriters' Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
16.This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Selling Stockholders, the Company and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company, the Selling Stockholders and each person who controls the Company, the Selling Stockholders or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

17.Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission's office in Washington, D.C. is open for business.

18.This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19.This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

ATLAS FINANCIAL HOLDINGS, INC.

By:______________________
Name:
Title:

KINGSWAY AMERICA INC.

By:______________________
Name:
Title:

Accepted as of the date hereof:
SANDLER O'NEILL & PARTNERS, L.P.,
as U.S. Representative of the several Underwriters
By:    Sandler O'Neill & Partners Corp.,
the sole general partner

By:    _____________________________
Name:
Title:

CANACCORD GENUITY CORP.,
as Canadian Representative of the several Underwriters

By:    _____________________________
Name:
Title: